UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2021

PHOENIX PLUS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-233778	61-1907981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM510, WAYSON COMMERCIAL BUILDING

28, CONNAUGHT ROAD WEST

HONG KONG

(Address of principal executive offices (zip code))

+852 8120 0914

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock		The OTC Market – Pink Sheets

ITEM 8.01 OTHER EVENTS

On July 7, 2021, resolved to close the offering (the “Offering”) from the registration statement on Post-Effective Amendment No.1 to Form S-1 dated February 26, 2021, that had been declared effective by the Securities and Exchange Commission on March 12, 2021. The Offering resulting in 782,000 shares of common stock being sold at $1.00 per share for a total of $782,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CONSENT IN WRITING OF BOARD OF DIRECTOR OF PHOENIX PLUS CORP. IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX PLUS CORP.

Date: July 9, 2021	By:	/s/ FONG TECK KHEONG
FONG TECK KHEONG
Chief Executive Officer, President, Director, Secretary and Treasurer
(Principal Executive Officer)

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARD OF DIRECTORS OF PHOENIX PLUS CORP. IN LIEU OF AN ORGANIZATIONAL MEETING